SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2002

KOS PHARMACEUTICALS, INC
(Exact name of registrant as specified in its charter)

FLORIDA	000-22171	65-0670898

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1001 BRICKELL BAY DRIVE
25th FLOOR
MIAMI, FLORIDA 33131
(Address of principal executive offices)

305-577-3464
(Registrant’s telephone number, including area code)

Item 5. Other Events.

     On October 23, 2002, Kos Pharmaceuticals, Inc., entered into a Distribution, Patent & Trademark License, Marketing and Supply Agreement with Merck KGaA, (the “Agreement”). A redacted copy of the Agreement is attached as an exhibit to this report.

Item 7. Exhibits

(c)  The following exhibits are filed as part of this report:

Exhibit 2.1 +	Distribution, Patent & Trademark License, Marketing and Supply Agreement, dated October 23, 2002 between Kos Pharmaceuticals, Inc. and Merck KGaA

+	Certain confidential material contained in the document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOS PHARMACEUTICALS, INC.

By: /s/ Adrian Adams

Name: Adrian Adams Title: President and Chief Executive Officer
Dated: November 4, 2002

INDEX TO EXHIBITS

Exhibit Number	Description

2.1+	Distribution, Patent & Trademark License, Marketing and Supply Agreement, dated October 23, 2002 between Kos Pharmaceuticals, Inc. and Merck KGaA

+	Certain confidential material contained in the document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.